Virtus Global Quality Dividend Fund

(formerly, Virtus Quality Large-Cap Value Fund),

a series of Virtus Equity Trust

Supplement dated February 1, 2017 to the

Summary and Statutory Prospectuses dated July 29, 2016, as supplemented

Important Notice to Investors

Effective February 1, 2017, the fund’s new primary benchmark is the Russell Developed Large Cap Index (net). The fund believes that the Russell Developed Large Cap Index (net) provides a better measure for the fund’s performance as it is more closely aligned with the characteristics of the fund going forward in light of changes to the fund’s principal investment strategies, also effective February 1, 2017 and previously announced by prospectus supplement dated November 18, 2016. Also effective February 1, 2017, the fund is adding the Global Quality Dividend Linked Benchmark. Performance of the Global Quality Dividend Linked benchmark prior to February 1, 2017 is that of the Russell 1000® Value Index and beginning February 1, 2017 it is that of the Russell Developed Large Cap Index (net). The fund will no longer use the Russell 1000® Value Index as an index for performance comparisons.

Additional Information About the Russell Developed Large Cap Index (net)

The Russell Developed Large Cap Index (net) is a free-float market capitalization-weighted index constructed to provide a comprehensive and unbiased barometer for the large-cap segment in the developed world. The index is calculated on a total return basis with net dividends reinvested; it is unmanaged; its returns do not reflect any fees, expenses or sales charges; and it is not available for direct investment.

Investors should retain this supplement with the

Prospectuses for future reference.

VET 8019 GQDBenchmark (2/2017)